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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): August 12, 1999

                              SHOPKO STORES, INC.
            (Exact name of registrant as specified in its charter)



          Wisconsin                     1-10876                       41-0985054
(State or other jurisdiction     (Commission file number)          (IRS Employer
  of incorporation)                                          Identification No.)


                                700 Pilgrim Way
                          Green Bay, Wisconsin 54304
                   (Address of principal executive offices)



      Registrant's telephone number, including area code: (920) 497-2211
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Item 5.  Other Events.

Attached hereto as exhibits are the Form of Purchase Agreement, Form of Note, Opinion of Godfrey & Kahn, S.C. and Consent of Godfrey & Kahn, S.C. which are being filed in connection with the Registrant's Registration Statement on Form S-3 (Registration No. 333-79763) which was initially filed with the Securities and Exchange Commission on June 2, 1999. Also attached as exhibits are the Registrant's Press Releases dated August 12, 1999 and August 16, 1999.


Item 7.  Exhibits.

Exhibit No.    Description
-----------    -----------

    1.1        Form of Purchase Agreement.

    4.1        Form of Note.

    5.1        Opinion and Consent of Godfrey & Kahn, S.C.

   23.1        Consent of Godfrey & Kahn, S.C. (included in Exhibit 5.1).

   99.1        Press Release dated August 12, 1999.

   99.2        Press Release dated August 16, 1999.


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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SHOPKO STORES, INC.


Date:  August 19, 1999              /s/  Richard D. Schepp
                                    --------------------------------------
                                    Richard D. Schepp
                                    Senior Vice President, General Counsel
                                    and Secretary


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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   1.1         Form of Purchase Agreement.

   4.1         Form of Note.

   5.1         Opinion and Consent of Godfrey & Kahn, S.C.

  23.1         Consent of Godfrey & Kahn, S.C. (included in Exhibit 5.1).

  99.1         Press Release dated August 12, 1999.

  99.2         Press Release dated August 16, 1999.


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